FIRST AMENDMENT TO AMENDED AND RESTATED
                    CREDIT FACILITY AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AND SECURITY AGREEMENT (this "FIRST AMENDMENT"), effective as of the 31st day of December, 1998, is entered into by and between DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "COMPANY"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "BANK").

                               R E C I T A L S:

     A. On November 30, 1998, the Company and the Bank entered into an Amended and Restated Credit Facility and Security Agreement (the "Credit Agreement") pursuant to which the Bank agreed to provide reducing, revolving credit facilities in an aggregate principal amount of up to $14,000,000.

     B. The Company desires to restructure the credit facilities provided under the Credit Agreement by reducing the maximum principal amount of the Acquisition Line from $8,000,000 to $5,700,000 and by adding a new reducing, revolving credit facility with a maximum principal amount of $2,300,000, and the Bank is willing to do so on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

      1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is hereby amended as follows:

            (A) Section 1.2 of the Credit Agreement is hereby amended by amending the definitions of the terms "Acquisition Line Credit Limit", "Borrowing Base", "Interest Period", "Note", "Notes" and "Working Capital Line Credit Limit" contained therein to read in their entirety as follows:

      "ACQUISITION LINE CREDIT LIMIT" shall mean $5,700,000 less any permanent reductions to such amount resulting from (i) principal payments required to be made under Section 2.7(a) hereof and (ii) Free Cash Flow recapture payments made under Section 2.8(c) hereof.

      "BORROWING BASE" shall mean an amount equal to the sum of:

      (a)   80% of Eligible Accounts Receivable; plus

      (b) the lesser of (i) the sum of (A) 50% of Eligible Inventory consisting of raw materials, plus (B) 50% of Eligible Inventory consisting of work-in-process previously purchased by the

Company from Spin Forge LLC or purchased from Precision Machined Products pursuant to the Acquisition, plus (C) 30% of Eligible Inventory consisting of work-in-process other than work-in-process previously purchased by the Company from Spin Forge LLC or purchased from Precision Machined Products pursuant to the Acquisition, plus (D) 50% of Eligible Inventory consisting of finished product, or (ii) 80% of Eligible Accounts Receivable.

      "INTEREST PERIOD" means, with respect to any LIBOR Rate Loan, the period commencing on the date such Loan is made, continued, or converted and ending on the last day of such period as selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of such period as selected by the Company pursuant to the provisions below. The duration for any LIBOR Rate Loan which is a Credit Loan shall be 1 month, 2 months, or 3 months, as selected by the Company; PROVIDED, HOWEVER, that whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall occur on the next succeeding Business Day, and; PROVIDED, FURTHER, HOWEVER, that if such extension of time would cause the last day of such Interest Period for a LIBOR Rate Loan to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day

      "NOTE" shall mean the Accommodation Note, the Acquisition Note or the Working Capital Note; "NOTES" shall mean the Accommodation Note, the Acquisition Note and the Working Capital Note.

      "WORKING CAPITAL LINE CREDIT LIMIT" shall mean $6,000,000.

            (B) Section 1.2 of the Credit Agreement is hereby further amended by adding the following new definitions thereto:

      "ACCOMMODATION LINE" shall mean the line of credit provided by the Bank pursuant to Section 2.1(c) hereof.

      "ACCOMMODATION LINE CREDIT LIMIT" shall mean $2,300,000 less any permanent reductions to such amount resulting from (i) principal payments required to be made under Section 2.7(b) hereof and (ii) Free Cash Flow recapture payments made under Section 2.8(c) hereof.

      "ACCOMMODATION LINE MATURITY DATE" shall mean December 31, 2001.

      "ACCOMMODATION NOTE" shall mean the promissory note of the Company evidencing amounts advanced by the Bank pursuant to Section 2.1(c) hereof.

      "CREDIT LINE" shall mean the Accommodation Line, the Acquisition Line or the Working Capital Line.

      "PRIME RATE" shall mean the rate of interest publicly announced from time to time by the Bank as its "prime rate" (which rate is not necessarily the lowest rate of interest charged by the Bank to its customers) or, if the Bank ceases to announce a rate so designated, any similar successor rate designated by the Bank.

      "PRIME RATE LOAN" shall mean any Loan that bears interest with reference to the Prime Rate.

            (C) Section 1.2 of the Credit Agreement is hereby further amended by deleting in their entirety the definitions of the terms "Acceptable Real Estate" and "Eligible Equipment" contained therein.

            (D) Sections 2.1 through 2.3 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

      SECTION 2.1 AMOUNT AND TERMS OF THE CREDIT FACILITIES.

      (a) ACQUISITION LINE. The Bank hereby agrees, subject to the terms and conditions of this Agreement, to make Credit Loans consisting of LIBOR Rate Loans or Federal Funds Effective Rate Loans available to the Company from time to time on and after the date of this Agreement through and including the Acquisition Line Maturity Date, in an aggregate principal amount not to exceed the Acquisition Line Credit Limit. Until the Acquisition Line Maturity Date, the Company may borrow, repay, and reborrow such Credit Loan up to the maximum amount thereof, subject to the mandatory principal reductions set forth in Sections 2.7(a) and 2.8(c) hereof.

      (b) WORKING CAPITAL LINE. The Bank hereby agrees, subject to the terms and conditions of this Agreement, to make Credit Loans consisting of LIBOR Rate Loans or Federal Funds Effective Rate Loans available to the Company from time to time on and after the date of this Agreement through and including the Working Capital Line Maturity Date, in an aggregate principal amount not to exceed the lesser of (i) the Working Capital Line Credit Limit or (ii) the Borrowing Base. Until the Working Capital Line Maturity Date, the Company may borrow, repay, and reborrow such Credit Loans up to the maximum amount thereof, subject to the mandatory principal reductions set forth in Section 2.8(b) hereof and sufficient Borrowing Base availability. Notwithstanding anything to the contrary set forth herein, the Company may utilize proceeds of Credit Loans obtained by the Company under the Working Capital Line to pay down outstanding amounts owing in connection with the Accommodation Line, subject to sufficient Borrowing Base availability.

      (c) ACCOMMODATION LINE. The Bank hereby agrees, subject to the terms and conditions of this Agreement, to make Credit Loans consisting of Prime Rate Loans available to the Company from time to time on and after the date of this Agreement through and including the Accommodation Line Maturity Date, in an aggregate principal amount not to exceed the Accommodation Line Credit Limit. Until the Accommodation Line Maturity Date, the Company may borrow, repay, and reborrow such Credit Loans up to the maximum amount thereof, subject to the mandatory principal reductions set forth in Sections 2.7(b) and 2.8(c) hereof.

      SECTION 2.2 [INTENTIONALLY LEFT BLANK]

      SECTION 2.3 LIBOR, FEDERAL FUNDS EFFECTIVE RATE AND PRIME RATE LOANS. Each Credit Loan made under the Acquisition Line or the Working Capital Line shall be either a LIBOR Rate Loan or a Federal Funds Effective Rate Loan, and each Credit Loan made under the Accommodation Line shall be a Prime Rate Loan, subject to the following conditions:

      (a) Each Loan that is made or continued as or converted into a LIBOR Rate Loan shall be made, continued, or converted on such Business Day, in such amount (equal to $100,000 or an integral multiple thereto), and with such an Interest Period as the Company shall request by written notice given to the Bank no later than 11:00 a.m. (Denver, Colorado time) on the third Business Day prior to the date of disbursement or continuation of or conversion into the requested LIBOR Rate Loan. Each written notice of any LIBOR Rate Loan shall be irrevocable and binding on the Company and the Company shall indemnify the Bank against any loss or expense incurred by the Bank as a result of any failure by the Company to consummate such LIBOR Rate Loan, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund the LIBOR Rate Loan. A certificate as to the amount of such loss or expense submitted by the Bank to the Company shall be conclusive and binding for all purposes, absent manifest error. In the event that the Company fails to provide the Bank with the required written notice, the Company shall be deemed to have given a written notice that such LIBOR Rate Loan shall be converted to a Federal Funds Effective Rate Loan on the last day of the applicable Interest Period. In no event shall the Company be permitted to select a LIBOR Rate Loan having an Interest Period ending after the maturity date of the Credit Line under which such Loan is requested.

      (b) Each Loan that is made as or converted into a Federal Funds Effective Rate Loan or a Prime Rate Loan shall be made or converted on such Business Day and in such amount (equal to $10,000 or any integral multiple thereof) as the Company shall request by written notice given to the Bank no later than 11:00 a.m. (Denver, Colorado time) on the date of disbursement of or conversion into the requested Federal Funds Effective Loan or Prime Rate Loan.

            (E) The first sentence of Section 2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

            Loans made under the Accommodation Line, the Acquisition Line and the Working Capital Line shall be evidenced by the Accommodation Note, the Acquisition Note and the Working Capital Note, respectively.

            (F) Sections 2.5 through 2.8 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

      SECTION 2.5 INTEREST RATES. The Company shall pay interest on the unpaid principal amount of each Credit Loan made by the Bank from the date of such Credit Loan until such principal amount shall be paid in full as follows:

      (a) (i) During such periods as any LIBOR Rate Loan is outstanding, at a rate per annum equal to the sum of the LIBOR Rate and the LIBOR Rate Margin (as described in subpart (b) below) in effect from time to time from and after each Margin Adjustment Date occurring on or prior to the date of the making, the conversion or the continuation of such Loan, as the case may be, in accordance with this Agreement, (ii) during such periods as any Federal Funds Effective Rate Loan is outstanding, at a rate per annum equal at all times to the sum of the Federal Funds Effective Rate plus two hundred (200) basis points, and (iii) during such periods as any Prime Rate Loan is outstanding, at a rate per annum equal at all times to the sum of the Prime Rate plus twenty five (25) basis points.

      (b) (i) Except as otherwise provided herein, the LIBOR Rate Margin in effect shall be adjusted as of the first day of each calendar quarter, beginning with January 1, 2000 (each a "Margin Adjustment Date"), in accordance with
Section 2.5(b)(ii) below. The LIBOR Rate Margin in effect shall be applicable to new advances for Credit Loans as of the date of such advances, and to a converted or continued Loan as of the date of conversion or continuation, occurring within the calendar quarter in which such LIBOR Rate Margin is in effect. With respect to any LIBOR Rate Loan for which the last day of the Interest Period is a date subsequent to the Margin Adjustment Date, such LIBOR Rate Margin shall not be applicable until the continuation date of such LIBOR Rate Loan, if applicable, subsequent to the Margin Adjustment Date.

           (ii) As of any Margin Adjustment Date, the LIBOR Rate Margin shall be adjusted to be the percentage indicated in the following table corresponding to the ratio of the Company's Indebtedness to its Tangible Net Worth, which shall be calculated from the quarterly balance sheet most recently provided by the Company to the Bank under Section 8.l(a) hereof:


                 Ratio                        LIBOR Rate Margin
                 -----                        -----------------

          <1.00 to 1.00                        100 Basis Points
          >=1.00 to 1.00 but <2.00 to 1.00     125 Basis Points
          >=2.00 to 1.00 but <3.00 to 1.00     150 Basis Points
          >=3.00 to 1.00                       200 Basis Points

            (iii) Any such adjustment to the LIBOR Rate Margin shall only remain effective until the earlier of the next Margin Adjustment Date or the date on which an Event of Default shall occur. The LIBOR Rate Margin to be effective from such earlier date and from time to time thereafter shall be the LIBOR Rate Margin as adjusted pursuant to this Agreement, PROVIDED, HOWEVER, that: (i) if the Company shall not deliver its financial statements in accordance with
Section 8.1 of this Agreement, the LIBOR Rate Margin shall be two hundred (200) basis points per annum and (ii) if an Event of Default shall occur which has not been waived in writing by the Bank, the interest rate shall be the interest rate applicable pursuant to subsection (c) below.

      (c) Upon the occurrence of any Event of Default and so long as such Event of Default is continuing (excepting therefrom an Event of Default created by the Company's failure to deliver its financial statements in accordance with Section 8.1 of this Agreement) (i) the unpaid principal amount of each Federal Funds Effective Rate Loan or Prime Rate Loan, and accrued interest thereon, or any fees or any and other sum payable hereunder, shall thereafter until paid in full bear interest at a rate per annum equal to six hundred (600) basis points in excess of the Federal Funds Effective Rate in effect from time to time, and (ii) the unpaid principal amount of each Prime Rate Loan, and accrued interest thereon, or any fees or any and other sum payable hereunder, shall thereafter until paid in full bear interest at a rate per annum equal to six hundred (600) basis points in excess of the Prime Rate in effect from time to time.

      SECTION 2.6 INTEREST PAYMENTS. The Company shall pay to the Bank interest on the unpaid principal balance of each Federal Funds Effective Rate Loan on either (i) the date such Loan is converted to a LIBOR Rate Loan, or (ii) the last day of each March, June, September and December. The Company shall pay to the Bank interest on the unpaid principal balance of each LIBOR Rate Loan on (i) the date such Loan is converted to a Federal Funds Effective Rate Loan, or (ii) the last day of the applicable Interest Period of such Loan, whichever is earlier. The Company shall pay to the Bank interest on the unpaid principal balance of each Prime Rate Loan on the last day of each March, June, September and December.

      SECTION 2.7 PRINCIPAL PAYMENTS.

      (a) Commencing September 30, 1999, and on the last day of each calendar quarter thereafter, the aggregate principal amount available under the Acquisition Line shall be permanently reduced by the amount of $259,090.91, and the Company shall immediately pay to the Bank the amount, if any, by which the aggregate principal amount outstanding under the Acquisition Line exceeds such reduced commitment of the Bank at that time. If, after giving effect to any such payment any LIBOR Rate Loan would be prepaid prior to the end of its applicable Interest Period, the Company shall pay the Bank the breakage fee required under
Section 2.11(c) hereof.

      (b) Commencing September 30, 1999, and on the 1st day of each calendar quarter thereafter, the aggregate principal amount available under the Accommodation Line shall be permanently reduced by the amount of $230,000 and the Company shall immediately pay to the Bank the amount, if any, by which the aggregate principal amount outstanding under the Accommodation Line exceeds such reduced commitment of the Bank at that time.

      (c) On the Accommodation Line Maturity Date, the Acquisition Line Maturity Date and the Working Capital Line Maturity Date, all amounts outstanding under the Accommodation Line, the Acquisition Line and the Working Capital Line, respectively, shall be immediately due and payable. If payment of the outstanding Loans at maturity causes any LIBOR Rate Loan to be prepaid prior to the end of its applicable Interest Period, the Company shall pay the Bank the breakage fee required under Section 2.11(c) hereof.

      SECTION 2.8 PREPAYMENT.

      (a) VOLUNTARY PREPAYMENT. The Company may prepay any Federal Funds Effective Rate Loan or Prime Rate Loan in whole, or in part, at any time or times. The Company may prepay any LIBOR Rate Loan, in whole or in part, only on the last day of the Interest Period applicable to such LIBOR Rate Loan upon not less than three (3) Business Days' prior written notice given to the Bank.

      (b) MANDATORY PREPAYMENT. Without notice or demand, if the sum of the outstanding principal balance of Loans made under Section 2.1(b) hereof shall at any time exceed the Borrowing Base, the Company shall immediately prepay such Loans to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.8(b) or under 2.8(a) may be applied to the Obligations, in such order and in such amounts as the Bank, in its discretion, may from time to time determine. If, after giving effect to any such payment any LIBOR Rate Loan would be prepaid prior to the end of its applicable Interest Period, the Company shall pay the Bank the breakage fee required under Section 2.11(c) hereof.

      (c) FREE CASH FLOW RECAPTURE. Within ninety (90) days of the end of each fiscal year of the Company commencing with the Company's fiscal year ending on December 31, 1999, the Company shall make a principal payment in respect of the outstanding Loans in an amount equal to fifty percent (50%) of the Company's Free Cash Flow for such fiscal year. Such payment shall be applied first to the Accommodation Line and any remainder shall be applied to the Acquisition Line, and the aggregate principal amount available under the Accommodation Line and the Acquisition Line, as applicable, shall be permanently reduced in such amount. If, after giving effect to any such payment any LIBOR Rate Loan would be prepaid prior to the end of its applicable Interest Period, the Company shall pay the Bank the breakage fee required under Section 2.11(c) hereof.

      (d) PREPAYMENT UPON SIGNIFICANT SALE OF ASSETS. Without notice or demand, if the Company sells, leases, transfers or otherwise disposes of any plant or any manufacturing facility or other assets in any single transaction involving amounts exceeding $250,000, the Company shall immediately prepay the Loans in the full amount of the consideration (whether cash or otherwise) received by the Company in respect of such sale. Such prepayment shall be applied to the Credit Lines in such proportions as the Company shall direct, but such application shall not effect a permanent reduction to the applicable credit facility. If, after giving effect to any such prepayment, any LIBOR Rate Loan would be prepaid prior to the end of its applicable Interest Period, the Company shall pay the Bank the breakage fee required under Section 2.11(c) hereof.

      2. AMENDMENT TO BORROWING BASE CERTIFICATE. Exhibit D to the Credit Agreement (containing the form of Borrowing Base Certificate) is hereby amended to read in its entirety as set forth in Exhibit A hereto.

      3. DOCUMENT RATIFICATION. Except as explicitly set forth herein, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents (as that term is defined in the Credit Agreement) shall remain unmodified and in full force and effect.

      4. RELEASE. Except as specifically set forth herein, the execution of this First Amendment by the Bank does not and shall not constitute a waiver of any rights or remedies to which the Bank is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. The Company hereby agrees that the Bank has fully performed its obligations pursuant to the Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all known claims whatsoever that it may have against the Bank with respect to the Loan Documents through the date hereof.

      5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Bank:

            (a) No default or event of default under any of the Loan Documents as modified herein, nor any event that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

            (b) There has been no material adverse change in the financial condition of the Company or any other person whose financial statement has been delivered to the Bank in connection with the Loans from the most recent financial statement received by the Bank.

            (c) Each and all representations and warranties of the Company in the Loan Documents are accurate on the date hereof.

            (d) The Company has no known claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.

            (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with their terms.

            (f) The Company shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this Agreement.

      6. CONTROLLING LAW. The terms and provisions of this First Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

      7. BINDING EFFECT. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

      8. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

      9. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto but having attached to it one or more additional signature pages.

      10. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Credit Agreement.

      11. EFFECTIVENESS. This First Amendment shall be effective only upon (i) the Company's execution of an Accommodation Note in substantially the form of Exhibit B hereto, (ii) the Company's payment of an origination fee in the amount of $30,000, and (iii) the Company's delivery of a legal opinion of counsel to the Company acceptable to the Bank.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                    BANK:

                                    KEY BANK NATIONAL ASSOCIATION

                                    By:___________________________________
                                         Title: __________________________


                                    COMPANY:

                                    DYNAMIC MATERIALS CORPORATION


                                    By:___________________________________
                                        Title:____________________________

                                   EXHIBIT A

                          BORROWING BASE CERTIFICATE

                         DYNAMIC MATERIALS CORPORATION
                          BORROWING BASE CERTIFICATE
                              AS OF ____________


      The undersigned officer of Dynamic Materials Corporation, hereby certifies that the following is a true and accurate calculation of the Borrowing Base as of the date specified above, determined in accordance with the requirements of the Amended and Restated Credit Facility and Security Agreement dated November 30, 1998, as amended, between Dynamic Materials Corporation, a Delaware corporation ("Borrower") and KeyBank National Association ("Lender").


                                        Name:__________________________________
                                        Title:_________________________________
                                        Date:__________________________________


Accounts Receivable Aging Schedule:
   1-30 Day       31-61 Day       61-90 Day        90+Day         Total

    ------         ------          ------          ------         ------

  ----------------------------------------------------------------------------

BORROWING BASE CALCULATION:

ACCOUNTS RECEIVABLE PORTION:

      Accounts Receivable/1/

      Less:

     A.   Accounts Receivable to which Borrower does
          not have valid title                                    ________


-------------------

  /1/ Reference is made to the definitions of "Eligible Accounts Receivable" in
Section 1.2 of the Credit Agreement. Information must be provided in accordance with such definitions. Captions set forth below are for reference purposes only and may not reflect the actual definition in the Credit Agreement.

     B.   Accounts Receivable which are not the binding
          obligation of the account debtor                        ________

     C.   Accounts Receivable arising from services provided
          by Borrower to an Affiliate of Borrower                 ________

     D.   Accounts Receivable which are unpaid more than the
          earlier of ninety (90) days after the original
          invoice date or one hundred five (105) days after
          the services were provided                              ________

     E.   Accounts Receivable which, when aggregated with all
          other Accounts Receivable of the same account debtor
          or Affiliate, exceed 50% in face value of all Accounts
          Receivable of Borrower                                  ________

     F.   Accounts Receivable (i) wherein the account debtor
          is also a creditor of the Borrower, (ii) which are
          subject to dispute or (iii) which are or are likely
          to become subject to any right of setoff or other
          claim or defense                                        ________

     G.   Accounts Receivable wherein the debtor has commenced
          a voluntary case under applicable bankruptcy laws, or
          made an assignment for the benefit of creditors, or a
          decree has been entered in respect of the debtor in an
          involuntary case under federal bankruptcy laws          ________

     H.   Accounts Receivable in which the Lender does not
          have a valid perfected first priority security
          interest                                                ________

     I.   Accounts Receivable for which the sale to the
          account debtor is on a consignment, bill-and hold,
          sale on approval, guaranteed sale or sale-and-return
          basis                                                   ________

     J.   Accounts Receivable from the same account debtor in
          which 50% or more of the other Account Receivables
          from such account debtor are unpaid within the
          applicable period of time set forth above               ________

     K.   Accounts Receivable for which 75% or more of other
          Accounts Receivable from the same account debtor are
          not deemed Eligible Accounts Receivable                 ________

     L.   Accounts Receivable which have not been shipped and
          delivered to and accepted or the services giving
          rise to such Account Receivable have not been
          performed or the Account Receivable otherwise does
          not represent a final sale                              ________

     M.   Accounts Receivable for which the principal place
          of business of the debtor is located outside of
          the United States                                       ________

     N.   Accounts Receivable which do not comply in all
          material respects with all applicable legal
          requirements                                            ________

     O.   Accounts Receivable arising out of unbilled
          cooperative advertising activities                      ________

          Eligible Accounts Receivable
                                                                  ========


BORROWING BASE:


          80% of Eligible Accounts Receivable                     ________

     Revolving Credit Availability
                                                                  ========


INVENTORY PORTION:


          Eligible Inventory/2/
                                                                  ========

BORROWING BASE:


          50% of Eligible Inventory consisting of raw
          materials                                               ________

          50% of Eligible Inventory consisting of
          work-in-process purchased by the Company from
          Spin Forge LLC or Precision Machined Products           ________


----------------

   /2/ Reference is made to the definition of "Eligible Inventory" in Section
1.2 of the Credit Agreement. Information must be provided in accordance with such definition.

          30% of Eligible Inventory consisting of
          work-in-process other than work-in-process
          referred to in the immediately preceding
          category                                                ________

          50% of Eligible Inventory consisting of finished
          product                                                 ________


     Revolving Credit Availability                                ________

     Lesser of Inventory Portion of Revolving Credit
     Availability or 80% of Eligible Accounts Receivable
                                                                  ========

      AGGREGATE REVOLVING CREDIT
      AVAILABILITY
                                                                  ========

                                    EXHIBIT B

                               ACCOMMODATION NOTE


$2,300,000.00                                              December ____, 1998


      For value received, DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "Company") promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, (the "Bank"), its successor and assigns, at its main office, on the date or dates and in the manner specified in Article II of the Credit Agreement (as defined below), the aggregate principal amount of the Loans outstanding under the Accommodation Line, as shown on any ledger or other record of the Bank, which shall be rebuttably presumptive evidence of the principal amount owing and unpaid on this Note.

      The Company promises to pay to the order of the Bank interest on the unpaid principal amount of each Loan evidenced by this Note from the date of such Loan until such principal amount is paid in full at such interest rate(s) and at such times as are specified in Article II of the Credit Agreement.

      This Note is the Accommodation Note referred to in, and is entitled to the benefits of, the Amended and Restated Credit Facility and Security Agreement ("Credit Agreement") by and between the Bank and the Company dated November 30, 1998, as the same was amended on December ____, 1998. This Note may be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement, which contains provisions for acceleration of the maturity hereof upon the happening of any Event of Default and also for prepayment on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      Each defined term used in this Note shall have the meaning ascribed thereto in Section 1.2 of the Credit Agreement.

      The Company expressly waives presentment, demand, protest, and notice of dishonor.

      The Company acknowledges that this Note was signed in the City of Denver, in the State of Colorado.

            COMPANY:                DYNAMIC MATERIALS CORPORATION


                                    By:_______________________________________
                                    Title:____________________________________


                                     B-1